UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss..240.14a-11(c) or ss..240.14a-12

                                 Oragenics, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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|X| No Fee Required

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|_| Fee paid previously with preliminary materials.

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    previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
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

                                     [LOGO]





                                 ORAGENICS, INC.
                            13700 Progress Boulevard
                             Alachua, Florida 32615

                                 April 21, 2005

Dear Shareholder:

      You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Oragenics, Inc. (the "Company") which will be held at the offices of the Company, 13700 Progress Boulevard, Alachua, Florida, on Wednesday, May 25, 2005, at 10:00 a.m. local time.

      We look forward to your attendance at the Annual Meeting so that you can learn more about your Company and become better acquainted with members of the Board of Directors and the management team. The notice of the meeting and the proxy statement on the following pages cover the formal business of the meeting, which includes the election of directors and to transact such other business as may properly come before the Annual Meeting. Your vote is important, whether or not you are planning to attend, please complete the enclosed proxy card and return it in the enclosed envelope to cast your vote. You will still be able to revoke your proxy and vote your shares in person at the Annual Meeting if you so desire.

      If you have any questions about the Proxy Statement or the accompanying 2004 Annual Report on Form 10-KSB, please contact Mr. Paul A. Hassie at (386) 418-4018.

                                          Sincerely,

                                          /s/ David J. Gury
                                          Chairman of the Board of Directors

                                 ORAGENICS, INC.
                            13700 Progress Boulevard
                             Alachua, Florida 32615

                      NOTICE TO THE HOLDERS OF COMMON STOCK
                      OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 25, 2005

      Notice is hereby given to the holders of the common stock, $.001 par value per share (the "Common Stock"), of Oragenics, Inc. (the "Company") that the 2005 Annual Meeting of Shareholders of the Company (including any postponements or adjournments thereof, the "Annual Meeting") will be held at the offices of the Company, 13700 Progress Boulevard, Alachua, Florida, on Wednesday, May 25, 2005, at 10:00 a.m., local time, for the following purposes:

      (i) To elect Directors to serve until the next Annual Meeting of Shareholders; and

      (ii) To transact such other business as may properly come before the Annual Meeting.

      Information relating to the Annual Meeting and matters to be considered and voted upon at the Annual Meeting is set forth in the attached Proxy Statement.

      Only those shareholders of record at the close of business on April 14, 2005, are entitled to notice of and to vote at the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Annual Meeting and for a period of ten days prior thereto at the executive offices of the Company in Alachua, Florida.

                                            BY ORDER OF THE BOARD OF DIRECTORS,


                                            /s/ Paul A. Hassie
                                            Secretary
April 21, 2005

      WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

                                 ORAGENICS, INC.

                                 PROXY STATEMENT
                           FOR HOLDERS OF COMMON STOCK
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 25, 2005


      This Proxy Statement is furnished to holders of the common stock, $.001 par value per share ("Common Stock"), of Oragenics, Inc., a Florida corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of the outstanding shares of Common Stock for use at the 2005 Annual Meeting of Shareholders to be held at 10:00 a.m. local time at the offices of the Company, 13700 Progress Boulevard, Alachua, Florida, on Wednesday, May 25, 2005 (including any postponements or adjournments thereof, the "Annual Meeting").

      The Annual Meeting will be held for the following purposes:

      (i) To elect Directors to serve until the next Annual Meeting of Shareholders; and

      (ii) To transact such other business as may properly come before the Annual Meeting.

      This Proxy Statement and the accompanying Proxy are first being mailed to shareholders of the Company on or about April 21, 2005.

Shareholders Entitled to Vote

      Only shareholders of record of the Company at the close of business on April 14, 2005 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock is entitled to one vote. On March 31, 2005, there were 14,597,224 shares of Common Stock issued and outstanding.

      Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of shareholders of record on the Record Date.

Quorum and Voting Requirements

      The holders of record of a majority of the votes of Common Stock entitled to be vote at the Annual Meeting, present in person or by proxy, are required to establish a quorum for the Annual Meeting and for voting on each matter. For the purpose of determining the presence of a quorum, abstentions and votes withheld from any nominee will be considered to be "votes entitled to be cast" and therefore will be counted as present for purposes of determining the presence or absence of a quorum. Broker non-votes will not be considered to be "votes entitled to be cast" and will not be counted as present for quorum purposes. Broker non-votes are votes that brokerage firms and banks holding shares of record for their customers are not permitted to cast under applicable stock exchange rules because the brokerage firms and banks have not received specific instructions from their customers as to certain proposals as to which the brokerage firm and banks advised the Company that they lack voting authority. Although there are no controlling precedents under Florida law regarding the treatment of broker non-votes, the Company intends to apply the principles set forth herein. The Company believes that under applicable stock exchange rules, brokerage firms and banks will be able to vote their customers' unvoted shares with regard to the proposal to elect directors. With regard to these proposals, broker non-votes will be considered as votes not entitled to be cast. Therefore, broker non-votes will not affect the outcome on the proposal.

PROPOSAL I: Election of Directors. The election of five Directors by the holders of Common Stock will require a plurality of the votes cast by the shares of Common Stock represented and entitled to vote in the election at the Annual Meeting. With respect to the election of Directors, shareholders may (i) vote "for" each of the nominees, (ii) withhold authority for each of such nominees, or (iii) withhold authority for specific nominees but vote for the other nominees. Because the Directors are elected by a plurality of the votes cast by the shares represented and entitled to vote, an abstention from voting or a broker non-vote will have no effect on the outcome of the election of Directors.

Voting

      A shareholder of record who does not hold his shares through a brokerage firm, bank or other nominee (in "street name") may vote his shares in person at the Annual Meeting. If a shareholder holds shares in street name, he must obtain a proxy or evidence of stock ownership from his street name nominee and bring it with him in order to be able to vote his shares at the Annual Meeting.

      If the enclosed Proxy is executed, returned in time and not revoked, the shares represented thereby will be voted in accordance with the instructions indicated in such PROXY. IF A SIGNED VALID PROXY IS RETURNED AND NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES.

      The Board of Directors is not presently aware of any other business to be presented to a vote of the shareholders at the Annual Meeting. As permitted by Rule 14a-4(c) of the Securities and Exchange Commission (the "Commission"), the persons named as proxies on the proxy cards will have discretionary authority to vote in their judgment on any proposals properly presented by shareholders for consideration at the Annual Meeting that were not submitted to the Company within a reasonable time prior to the mailing of these proxy materials. Such proxies also will have discretionary authority to vote in their judgment upon the election of any person as a Director if a Director nominee named in Proposal I is unable to serve for good cause or will not serve, and on matters incident to the conduct of the Annual Meeting.

      A shareholder of record who has given a Proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of Proxies should be addressed as follows:

             Computershare Trust Company of Canada, Proxy Department
                         100 University Ave - 9th Floor
                          Toronto, ON, M5J 2Y1, Canada.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

      The Board of Directors currently consists of five board seats, of which all positions are currently filled. Each director is nominated for re-election at the Annual Meeting. If elected, each of the directors will hold office until the next Annual Meeting of Shareholders and until his/her successor is elected and qualified, or as otherwise provided by the Company's Bylaws or by Florida law.

      The directors who have been nominated for reelection at the Annual Meeting are Messrs. Anderson, Gury, Hillman, Soponis and Zahradnik. All directors seeking nomination have served as directors since the prior annual meeting of shareholders.

      If any of the nominees should be unavailable to serve for any reason, the Board of Directors may:

      o designate a substitute nominee, in which case the persons named as proxies will vote the shares represented by all valid Proxies for the election of such substitute nominee;

      o allow the vacancy to remain open until a suitable candidate is located and nominated; or

      o     adopt a resolution to decrease the authorized number of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH DIRECTOR NOMINEE. If a choice is specified on the Proxy by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted FOR the Director nominees. Election of each Director nominee will require the affirmative vote of a plurality of the votes cast by shares of Common Stock represented and entitled to vote at the Annual Meeting.

      The following paragraphs set forth the names of the Director nominees of the Company, their ages, their positions with the Company, and their principal occupations and employers for at least the last five years. For information concerning Directors' ownership of Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."

      The Board of Directors has nominated the following individuals for election by the holders of Common Stock as Directors of the Company:

Nominees for Director - Term to Expire at the Next Annual Meeting

      Brian Anderson. Mr. Anderson, age 58, has been a member of our board of directors since August 2002. Mr. Anderson is Executive Vice President at Medicinova, Inc., San Diego, California. From August 2002 to January 2002, Mr. Anderson was an advisor and consultant for Montridge, LLC, Ridgefield CT, an investor relations firm. From 1998 to June of 2002, Mr. Anderson was the President and Chief Executive Officer of Cognetix, Inc., Salt Lake City, Utah, a research and therapeutics development company. From 1995 to 1998, Mr. Anderson was Senior Vice President, Marketing and Commercial Development of Interneuron Pharmaceuticals, Inc., Lexington, Massachusetts (now called Indevus Pharmaceuticals Inc.), a specialty pharmaceutical company whose shares are listed on the NASDAQ National Market. From 1987 to 1995 Mr. Anderson held a number of executive positions at Bristol-Myers Squibb, including responsibilities in business development, strategic planning and marketing. Mr. Anderson is a graduate of the University of Manitoba with a Bachelor of Science degree in Physical Education.

      David J. Gury. Mr. Gury, age 66, has been a director since October 2003, serving as chairman of the board of directors since December 2004. Mr. Gury was Chief Executive Officer of NABI Biopharmaceuticals from April 1992 to June 2003 and was the chairman of the board from April 1992 to May 2004. From May 1984 until April 1992, Mr. Gury was President and Chief Operating Officer of NABI. During his tenure, the Company successfully transitioned from a plasma supplier into a fully integrated biopharmaceutical company. Prior to joining NABI Biopharmaceuticals, Mr. Gury spent his career with Abbott Laboratories in various administrative and executive positions and with Alpha Therapeutics Corporation, a spin out from Abbott. Mr. Gury completed his A.B. in economics at Kenyon College, Gambier, Ohio, in 1960 and received his MBA at the University of Chicago in 1962, specializing in accounting and finance. Mr. Gury was Founding Chairman and is a Board Member of the Florida Research Consortium and past Chairman and a member of BioFlorida.

      Jeffrey D. Hillman. Dr. Hillman, age 56, has been our chief scientific officer since November 1996 and served as chairman of the board of directors from November 1996 to December 2004. From November 1991, Dr. Hillman has been Professor in the College of Dentistry at the University of Florida in Gainesville, Florida where he teaches classes, trains doctoral candidates and conducts research. However, Dr. Hillman has been on leave from the University of Florida, since February 2001, in order to develop our technologies and technologies owned by IviGene Corporation, Alachua, Florida. Dr. Hillman received undergraduate training from the University of Chicago (Phi Beta Kappa), his D.M.D. degree (cum laude) from the Harvard School of Dental Medicine and Ph.D. from Harvard Medical School. He has authored or co-authored more than 100 publications and textbook chapters on subjects related to the etiology and cure of tooth decay, periodontal diseases, antibiotics and molecular genetics.

      Mento A. Soponis. Mr. Soponis, age 60, has been our president, chief executive officer and a member of the board of directors since August 2000. From December 2000 to June 2002, Mr. Soponis was president and chief executive officer of IviGene Corporation, Alachua, Florida. IviGene is engaged in the business of developing vaccines and therapeutics. Mr. Soponis remains as Chairman of the Board of Directors of IviGene Corporation. From January 2000 to May 2000, Mr. Soponis was a consultant for the office of technology licensing at the University of Florida, Gainesville, Florida where he reviewed agreements and negotiated the terms of technology licenses. From December 1995 to December 1999, Mr. Soponis was president and chief executive officer of USBiomaterials Corporation, Alachua, Florida. US Biomaterials developed healthcare products for bone regeneration and for dental care. He has served as CEO for a number of early stage biotechnology companies. He has broad experience in strategic positioning and negotiation of corporate partnerships. Mr. Soponis is a graduate of Princeton University and the George Washington University law school with honors.

      Robert T. Zahradnik. Dr. Zahradnik, age 60, has been a member of our board of directors since November 1996. Since July 2000 Dr. Zahradnik has been a director of IviGene Corporation, Alachua, Florida. IviGene is engaged in the business of developing vaccines and therapeutics. Since September 1999, Dr. Zahradnik has been general manager of ProHealth, Inc., Batesville, Arkansas. ProHealth, Inc. is a manufacturer of nutritional supplements and household and skin care products. Since February 1993, Dr. Zahradnik has been a partner and general manager of Professional Dental Technologies and Therapeutics, Batesville, Arkansas, an oral pharmaceutical manufacturer. Since February 1986, Dr. Zahradnik has been the chief executive officer and chairman of the board of directors of Advanced Clinical Technologies, Inc., Medfield, Massachusetts, a medical diagnostic manufacturer and technical consulting firm. Dr. Zahradnik is a graduate of Penn State University with a Bachelor of Science degree in Chemistry and Boston University with a PhD in Physical Chemistry.

Executive Management

      Jeffrey D. Hillman and Mento A. Soponis. The biographies of Messrs. Hillman and Soponis are included under the section heading "Nominees for Director" above.

      Paul A. Hassie. Mr. Hassie, age 54, has been our chief financial officer, Secretary and Treasurer since July 2002. From February 2000 to December 2003, Mr. Hassie was president of BioFlorida, a trade organization located in Gainesville, Florida that supports biosciences in Florida. From November 1999 to December 2003, Mr. Hassie was also engaged in the business of financial consulting to bioscience companies in the Gainesville, Florida area. From June 1997 to November 1999, Mr. Hassie was chief financial officer of USBiomaterials Corporation located in Alachua, Florida. USBiomaterials develops healthcare products for bone regeneration and for dental care. From January 1992 to May 1997, Mr. Hassie was controller for Transkaryotic Therapies, Inc. located in Cambridge, Massachusetts. Transkaryotic Therapies is engaged in the business of research and development of gene therapy products. From January 1984 to September 1991, Mr. Hassie was senior manager in the Boston office of Ernst & Young LLP, Certified Public Accountants. Mr. Hassie received a Bachelor of Science degree in Accounting from Bryant University, Smithfield, Rhode Island in 1977; an MBA in Management from Bryant University in 1981; and, a Masters of Science degree in Taxation from Bryant University in 1996. Mr. Hassie is a member of the American Institute of Certified Public Accountants and is a licensed Certified Public Accountant in the Commonwealth of Massachusetts.

      Eric W.T. Chojnicki. Dr. Chojnicki, age 46, joined Oragenics in February 2004 as the Vice President, Product Development. He most recently held the position of Director of Product Development at Acorda Therapeutics, Inc. and has held positions of increasing managerial responsibilities at Bristol-Myers Squibb Co., Athena Neurosciences, Inc. and Amgen. He brings to Oragenics a broad based hands-on management experience in drug development gained in the environments of both large pharmaceutical and small biotech startup companies. He holds a B.A. from Washington & Jefferson College, an M.S. and Ph.D. in Genetics & Development Biology from West Virginia University and an M.B.A. in Pharmaceutical Management from Fairleigh Dickinson University.


Scientific Advisory Board

      We use scientists and physicians with expertise related to our technologies to advise us on scientific and medical matters. Currently, our scientific advisory board members are:

      Howard K. Kuramitsu, Ph.D. Dr. Kuramitsu is a retired UB Distinguished Professor at the State University of New York at Buffalo. He is a leading expert in the area of the biology of the oral cavity and studies diseases associated with the oral cavity. Dr. Kuramitsu serves on the Editorial Boards of the International Journal of Oral Biology, Oral Microbiology and Immunology and Infection and Immunity. He also serves on the NIH-NIDCR Advisory Council. Dr. Kuramitsu's work includes more than 170 publications.

      Steven J. Projan, Ph.D. Dr. Projan is Director, Antibacterial Research of Wyeth Research. He is an expert in the regulation of virulence in pathogenic bacteria. Dr. Projan serves on the editorial boards of Antimicrobial Agents and Chemistry, Microbial Drug Resistance, Infection and Immunity, and the Journal of Bacteriology. He also serves on the ASM Colloquium Committee of the American Society for Microbiology. Dr. Projan's work includes 64 articles and 45 abstracts.

      Per-Erik J. Saris, Ph.D. Dr. Saris is a professor in food microbiology at the University of Helsinki in Finland. He is an expert in antibacterial peptides produced by bacteria. His team is part of the Centre of Excellence "Microbial Resources" appointed by the Academy of Finland. He was the first to amplify DNA directly from bacteria in 1990 and has since been active in different fields of molecular biology of bacteria including vaccine development, protein production, metabolic engineering and targeting of bacteria.

                 THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Meetings of the Board of Directors and Committees

      Board of Directors. The property, affairs and business of the Company are under the general management of its Board of Directors as provided by the laws of the State of Florida and the Bylaws of the Company. The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, and the Board of Directors has appointed standing Audit and Compensation Committees of the Board of Directors. The Board has no formal policy regarding board member attendance at the annual meeting. All of our directors attended the prior year's annual meeting.

      The Board consists of five members. The Board has adopted the definition of "independence" as described under the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") Section 301, Rule 10A-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Board periodically reviews the size of the Board and recommends any changes it determines to be appropriate given the needs of the Company. Under the Company's Bylaws, the number of members on the Board may be increased or decreased by resolution of the Board.

      The Board of Directors met or unanimously consented to resolutions ten times during the year ending December 31, 2004 ("Fiscal 2004"). Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees during Fiscal 2004 during his tenure as a director. In conjunction with its regularly scheduled meetings, "independent" directors have met in Executive Session.

      In March 2004, the Board adopted a Corporate Governance Policy. The Board shall review this policy at least annually to ensure the Company's policies and practices meet the standards suggested by various groups or authorities active in corporate governance and practices of other public companies. Based upon this review, the Company expects to adopt any changes that the Board of Directors believes are the best corporate governance policies and practices for the Company. The Company will adopt changes, as appropriate, to comply with Sarbanes-Oxley requirements and any rule changes made by the Securities and Exchange Commission. At its meeting on March 18, 2005, the Board reviewed the Corporate Governance Policy and made no changes to it.

      In March 2004, the Board adopted a Code of Business Conduct and Ethics for its directors and employees to ensure all local, state and federal government regulations are complied with; that all accounting rules, regulations and procedures are followed; and that its business methods and practices are ethical. The Code of Business Conduct and Ethics of Conduct also provided for compliance with the specific financial and accounting procedural and reporting requirements of Section 406 of Sarbanes-Oxley.

      Audit Committee. During Fiscal 2004, the Audit Committee consisted of Messrs. Anderson, Gury and Zahradnik. Mr. Gury serves as Chairman of the Audit Committee and the Board has determined that Mr. Gury is also the Audit Committee's financial expert. Each of the Audit Committee members meet the definition of being "independent" as defined under the Sarbanes-Oxley Act of 2002 and under the applicable American Stock Exchange listing standards. The Audit Committee met four times in 2004. In March 2004, the Audit Committee adopted its charter that complies with the requirements related to Sarbanes-Oxley. The Audit Committee has the sole authority to engage and discharge, review the independence, qualifications, activities and compensation of the Company's independent registered certified public accountants. The Audit Committee reports to the Board the appointment of the independent registered certified public accountants. The Audit Committee must assure regular rotation of the lead and concurring audit partners. The Audit Committee is responsible for the oversight of the Company's financial policies, control procedures, accounting staff, and reviews and approves the Company's financial statements. The Audit Committee is responsible for the review of transactions between the Company and any Company officer, director or entity in which a Company officer or director has a material interest. The Audit Committee must develop and maintain procedures for the submission of complaints and concerns about accounting and auditing matters. The Audit Committee must assure CEO and CFO certifications meet their obligations by performing a review and evaluation of the Company's disclosure controls and procedures. The Audit Committee has the authority to engage the services of an outside advisor when required. The Audit Committee must receive reports from the independent registered certified public accountants on critical accounting policies, significant accounting judgments and estimates, off-balance sheet transactions and non-Generally Accepted Accounting Principles financial measures. See "Report of the Audit Committee of the Board of Directors".

      Nominating Committee. The Board of Directors does not have a separate nominating committee. The entire Board functions as the Company's nominating committee. The Board has not adopted a nominating committee charter. The Board does not currently have a policy with regard to the consideration of any director candidates recommended by security holders. Given the Company's current size, stage of development, and size of the Board, the Board believes that it is not currently appropriate to establish a separate policy for security holders to submit such recommendations. Notwithstanding the lack of a formal policy regarding security holder nominations, the Board may from time to time consider candidates proposed for consideration for service on the Company's Board by security holders. The Board has not set any specific minimum qualifications that must be met by a nominee presented for consideration to the Board by a security holder. A Board member may become aware of a potential nominee and present such nominee to the full Board for consideration at a Board meeting. The Board would evaluate the candidate and determine whether such person should be considered for Board service based on a variety of criteria including but not limited to, whether the individual has experience in the Company's industry, potential conflicts, and the person's ability to work with existing Board members and expected contributions. The Board would evaluate a nominee submitted by a security holder in the same or similar manner as one submitted by a Board member.

      Compensation Committee. The Compensation Committee, which administers the Company's various incentive and stock option plans, consists of Messrs. Anderson, Gury and Zahradnik. Mr. Anderson serves as Chairman of the Compensation Committee. None of the Committee members has ever been an officer or employee of the Company. The Compensation Committee met or unanimously consented to resolutions two times in Fiscal 2004. The Compensation Committee is responsible for establishing the compensation of the Company's directors, Chief Executive Officer and all other executive officers, including salaries, bonuses, severance arrangements, and other executive officer benefits. The Committee also administers the Company's various incentive and stock option plans and designates both the persons receiving awards and the amounts and terms of the awards. In March 2004, the Compensation Committee adopted a charter to outline its compensation, benefits and management development philosophy and to communicate to shareholders the Company's compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission.

Direct Shareholder Communication to Board Members

      The Company does not currently have a formal process for direct security holder communications to the Board. The basis for the Board's view that it is appropriate for the Company to not have such a formal process includes but is not limited to the following: the Company's limited financial and personnel resources, the Company's stage of operations and development and the ability for security holders to communicate with Board members informally.

Compensation of Directors and Members of Scientific Advisory Board

      Directors who are executive officers of the Company receive no additional or special compensation as such for service as members of the Board of Directors. All other directors ("outside directors") receive $2,500 for each Board meeting attended up to a maximum of $10,000 per year. Directors who serve on the Audit Committee receive $1,000 for each Committee meeting attended (except for the committee chairman, who receives $2,500 for each committee meeting) and reimbursement of reasonable expenses. Directors who serve on the Compensation Committee receive no additional compensation. Beginning in December 2004, the chairman of the board of directors is required to meet with management eight times per year in addition to the normal and recurring board meetings and will receive $1,500 for each such extra visit. Outside directors are reimbursed for their expenses associated with travel to and from Board meetings and meetings with management.

      The Company has a stock option plan in which outside directors are eligible to participate. Each outside director, except Dr. Zahradnik due to his significant stock ownership position, was granted an option to purchase 60,000 shares on the date first elected or appointed. Thereafter, on the date of each annual meeting of shareholders held during the time the plan is in effect and if he or she continues to serve in such capacity following such meeting, each outside director is granted an option to purchase 10,000 shares. During Fiscal 2004, Messrs. Anderson, Gury and Zahradnik were granted options to purchase 10,000 shares each. In his capacity as chairman of the board of directors, in December 2004 Mr. Gury was granted options to purchase 25,000 shares.

      Messrs. Soponis and Hillman do not receive any compensation for serving as members of the board of directors. In consideration of their agreement to serve as directors, we have granted Mr. Anderson, Mr. Gury and Dr. Zahradnik options to purchase 80,000 shares, 95,000 shares and 10,000 shares, respectively. These options vest over 3 years from the date of grant.

      Members of our Scientific Advisory Board receive $2,500 for each meeting attended in addition to the discretionary grant of options to purchase shares under our stock option plan. Dr. Saris was the only scientific advisory board member to be granted options during 2004 and received options to purchase 60,000 shares of common stock in January 2004.

SECTION 16(A) BENEFICIAL REPORTING COMPLIANCE

      Section 16(a) Beneficial Reporting Compliance Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors and any persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, Directors and beneficial owners of more than ten percent of the Common Stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of forms furnished to the Company and written representations from the executive officers, directors and holders of ten percent or more of the Company's Common Stock, the Company believes, all persons subject to the reporting requirements with regard to the Common Stock complied with all applicable filing requirements during 2004 except that one report, covering one transaction, was filed late by Mr. Gury, and Mr. Zahradnik failed to file one report relating to one transaction which was subsequently reported late on Form 5 filed March 31, 2005.

                             EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid by us from January 1, 2002 to December 31, 2004, for our Chief Executive Officer and our next most highly compensated officers who earned more than $100,000 during the fiscal year ended December 31, 2004 (the "Named Officers").

                           Summary Compensation Table

                                                   Annual Compensation
                                                   -------------------
Name and
Principal Position                      Year       Salary          Bonus       All Other (1)
------------------                      ----       ------          -----       -------------
Mento A. Soponis                        2004         $180,000     $18,000           $5,490
Chief Executive Officer & President     2003          180,000           0                0
                                        2002          121,978           0                0

Jeffrey D. Hillman                      2004          180,000           0            4,950
Chief Scientific Officer                2003          135,000           0                0
                                        2002           63,824           0                0

Paul A. Hassie                          2004          135,000      13,500            4,118
Chief Financial Officer, Secretary      2003           43,000           0                0
and Treasurer                           2002           15,000           0                0

Eric Chojnicki                          2004          124,667      12,467           17,424
Vice President, Product Development


----------

(1) The Company retirement plan requires the Company to match employee contributions up to the first 3% of compensation earned and amounts presented represent the Company's matching contribution. For Mr. Chojnicki, the amount presented also includes $13,450 paid to Mr. Chojnicki in connection with his commencement of employment with the Company in 2004 to assist with relocation expenses.

Options to Purchase Securities

      Our directors and shareholders have previously approved the adoption of our 2002 Stock Option and Incentive Plan and subsequent amendment ("Plan"). The shares of common stock available for issuance under the Plan is 1,500,000. The purpose of the Plan is to enable our company to attract, retain and motivate qualified directors and employees, to reward directors and employees and key consultants, such as members of our Scientific Advisory Board, for their contribution toward our long term goals, and to enable and encourage such individuals to acquire our shares as long term investments.

      We will not require or seek shareholder approval for the grant of options under the stock option plan, or the exercise of options. We may grant options under the stock option plan to employees of our company regularly employed on a full-time or part-time basis, our directors and officers, and persons who perform services for us on an ongoing basis or who have provided, or are expected to provide, services of value to us.

      There are no stock option plans or profit sharing plans for the benefit of our officers and directors other than as described herein. We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance.

                        Option Grants in Last Fiscal Year

The following table sets forth grants of options to purchase our common stock during the fiscal year ended December 31, 2004 to each Named Officer.

                                              Percentage of Total
                          Number of            Options granted to
                          Securities              Employees in           Exercise          Expiration
Name                  Underlying Options          Fiscal Year             Price               Date
----                  ------------------          -----------             -----               ----
Mento A. Soponis               0                       0                   ---                          ---
Jeffrey D. Hillman             0                       0                                                ---
Eric Chojnicki               60,000                  16.0%                $3.30            February 2, 2009
Eric Chojnicki               25,000                  6.67%                $2.30          September 30, 2009
Paul A. Hassie               25,000                  6.67%                $2.30          September 30, 2009

               Aggregated Option Exercises in Last Fiscal Year and
                          Fiscal Year-End Option Values

The following table sets forth information with respect to the aggregate stock option exercises by Named Officers during 2004 and the year end value of unexercised options held by the Named Officers.

                                                                    Number of
                                                                    Securities       Value of Unexercised
                                                               Under-lying Options   In-the-Money Options
                                                                at Fiscal Year End    at Fiscal Year End
                            Number of                          Unexercised Options       Exercisable/
                         Shares Acquired         Value             Exercisable/          Unexercisable
Name                       on Exercise      Realized (US $)       Unexercisable           (US $) (1)
----                       -----------      ---------------       -------------           ----------
Mento A. Soponis                0                  0                  0 / 0                  0 / 0
Jeffrey D. Hillman              0                  0                  0 / 0                  0 / 0
Paul A. Hassie                  0                  0             31,666 / 58,334        61,249 / 83,251
Eric W.T. Chojnicki             0                  0                0 / 85,000            0 / 71,750

-----------------

(1) Values shown in this column reflect the difference between the closing price of the Company's common stock on December 31, 2004 on the American Stock Exchange of $3.85 per share, and the exercise prices of the underlying options.

Employment Contracts and Change in Control Arrangements

      We have employment agreements with Mento A. Soponis, Jeffrey D. Hillman and Paul A. Hassie. On January 1, 2004, we entered into employment agreements with Messrs. Hassie, Hillman and Soponis, which superseded our prior employment agreements with Mr. Soponis and Dr. Hillman. Each of the agreements is for three years and provides for automatic one-year extensions after December 31, 2007. Under the terms of our employment agreements with Mr. Soponis, Dr. Hillman and Mr. Hassie dated January 1, 2004, we are obligated to pay initial compensation of $180,000, $180,000 and $135,000 per annum, respectively. These executive officers are also eligible for participation in incentive bonus compensation plans. The employment agreements also provide for other benefits including the right to participate in fringe benefit plans, life and disability insurance plans, expense reimbursement and 4 weeks accumulating vacation/sick leave annually. If any of these executive officers' employment is terminated by the Company without cause (as defined in the agreements) or within twelve months following a change of control (as defined in the agreements), they will be entitled to severance payments, at their then annual base salary and all stock options granted to the executive and any benefits under any benefit plans shall become immediately vested and to the extent applicable, exercisable. The employment agreements also include non-disclosure and non-compete provisions, as well as salary payments for a three month period in the event of an executive's death or disability during the term of the agreements.

      Messrs. Hillman, Zahradnik, Anderson, Chojnicki, Kuramitsu and Projan have entered into Proprietary Information and Invention Agreements with us. Under this agreement, they have each agreed to hold all our proprietary information in the strictest confidence, and assigned to us all of their right, title and interest in any inventions which they make during the term of their employment or affiliation with us that incorporate, are based on or relate to any of our proprietary intellectual property rights.

Stock Option and Compensation Committee Interlocks and Insider Participation.

      The members of the Compensation Committee are Messrs. Anderson, Gury and Zahradnik. No officer or employee of the Company participated in deliberations of the Compensation Committee concerning executive officer compensation during the year ended December 31, 2004.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in such filing.

      The audit committee of the board of directors currently consists of directors Anderson, Zahradnik and Gury, all of whom are non-employee independent directors. The following is the report of the audit committee with respect to our audited financial statements for the fiscal year ended December 31, 2004, and the notes thereto.

Review with Management

      The audit committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2004, and the notes thereto. Management represented to the audit committee that our financial statements were prepared in accordance with generally accepted accounting principles.

Review and Discussions with Independent Registered Public Accounting Firm

      The audit committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the conduct of the audit of our financial statements.

      The audit committee has also received and reviewed written disclosures and the letter from Ernst & Young LLP regarding its independence as required by Independence Standards Board Standard No. 1 and has discussed with Ernst & Young LLP their independence from us.

Conclusion

      Based on the review and discussions referred to above, the audit committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission. The audit committee also recommended that the appointment of Ernst & Young LLP as our independent registered public accounting firm be submitted to our shareholders for ratification.

Submitted by Audit Committee
of the Board of Directors:
   David J. Gury, (Chairman)
   Robert T. Zahradnik
   Brian Anderson

February 28, 2005

                              AUDIT AND OTHER FEES

      The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our financial statements for the years ended December 31, 2004 and December 31, 2003, and fees for other services rendered by Ernst & Young LLP during those periods.

         Type of Fees                   2004                         2003

         Audit Fees (1)               $129,875                    $ 100,151
         Audit-Related Fees (2)              0                            0
         Tax Fees (3)                        0                            0
         All Other Fees (4)                  0                            0
              Total                   $129,875                    $ 100,151

         -------------

(1) Audit Fees - consist of aggregate fees billed or to be billed by Ernst & Young LLP for its professional services rendered in connection with its audit of the Company's fiscal 2004 and fiscal 2003 financial statements, including the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB, and in connection with the professional services associated with the filing of the Company's Form SB-2 registration statement and subsequent amendment thereto..

(2) Audit-Related Fees: There were no fees billed or to be billed by Ernst & Young LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements that are not reported above under the caption "Audit Fees."

(3) Tax Fees: There were no fees billed by Ernst & Young LLP for professional services for tax compliance, tax advice, and tax planning in fiscal 2004 or fiscal 2003.

(4) All Other Fees: There were no fees billed by Ernst & Young LLP for any other professional services in fiscal 2004 or fiscal 2003.

      The Audit Committee, in conducting its review of auditor independence, considered whether the performance of services by the independent registered certified public accountants was compatible with maintaining the independence of Ernst & Young LLP as auditors and has concluded that the services provided by Ernst & Young LLP are compatible with maintaining Ernst & Young LLP's independence.

Pre-Approval Policies and Procedures

      The audit committee approves in advance all audit and non-audit services to be performed by the Company's independent registered public accounting firm. The audit committee considers whether the provision of any proposed non-audit services is consistent with the SEC's rules on auditor independence and has pre-approved certain specified audit and non-audit services to be provided by Ernst & Young LLP for up to twelve (12) months from the date of the pre-approval. If there are any additional services to be provided, a request for pre-approval must be submitted by management to the audit committee for its consideration.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Audit Committee of the Board of Directors is responsible for reviewing all transactions between the Company and any officer or Director of the Company or any entity in which an officer of Director has a material interest. Any such transactions must be on terms no less favorable than those that could be obtained on an arms-length basis from independent third parties.

License Agreement

      In March 2004, the Company entered into a license agreement with IviGene Corporation, a company whose shareholders include Messrs. Hillman, Soponis and Zahradnik who own 15.13%, 7.57% and 4.01% of IviGene's outstanding shares, respectively. Messrs. Hillman and Soponis also serve on the board of IviGene. The license covers the applications of two novel technologies referred to as IVIAT and CMAT. Our license provides us with exclusive worldwide rights to this broad platform technology in the areas of cancer and tuberculosis, as well as agricultural and other non-human uses. In return, we will pay royalties on revenues we are able to generate from any products developed using the technology, including royalties on sublicense fees, milestone payments and future product sales. Under the terms of our license with IviGene we are not obligated to make any payments to IviGene until we have achieved certain milestone or royalty payments, however, we are required to spend up to $200,000 annually on these technologies to maintain our license. To support the research for this technology in 2004, we received a Phase I Small Business Innovation Research Grant from the National Institute of Allergy and Infections Diseases (NIAID) of the National Institutes of Health (NIH) that paid to us $96,210. No payments were made by the Company to IviGene in 2004.

Indebtedness

      On February 22, 2001, Robert T. Zahradnik, a member of the board of directors, loaned us $57,418 as evidenced by a promissory note of even date therewith which accrues interest at the rate of 7% per annum until paid. The note was payable on demand, or 2 years from its date if demand was not made earlier. In December 2003, the principal portion of this note was repaid to Mr. Zahradnik. In January 2004, the outstanding balance of accrued interest totaling $11,331 was paid.

      On February 22, 2001, Jeffrey Hillman, our Chief Scientific Officer and member of the board of directors, loaned us $12,186 as evidenced by a promissory note of even date therewith which accrues interest at the rate of 7% per annum until paid. The note was payable on demand, or 2 years from its date if demand was not made earlier. In December 2003, the principal portion of this note was repaid to Dr. Hillman. In January 2004, the outstanding balance of accrued interest totaling $2,393 was paid.

      On February 28, 1999, Robert T. Zahradnik, a member of the board of directors, loaned us $15,000 as evidenced by a promissory note of even date therewith which accrues interest at the rate of 7% per annum until paid. The note was payable on demand, or 2 years from its date if demand was not made earlier. In December 2003, the principal portion of this note was repaid to Mr. Zahradnik. In January 2004, the outstanding balance of accrued interest totaling $4,728 was paid.

      In 2001 and 2002 we incurred consulting fees of $60,000 and $15,000, respectively, payable to Dr. Jeffrey Hillman. The entire amount remains outstanding at December 31, 2004, however, $20,000 was paid in January 2005 leaving a balance currently owed of $55,000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the beneficial ownership of Common Stock of the Company as of March 31, 2005 by (i) each person who is known by the Company to beneficially own more than five percent of the Common Stock, (ii) each nominee for Director of the Company,
(iii) each of the Named Officers (as defined under "Election of Directors -- Executive Compensation" above), and (iv) all officers and Directors as a group.

Name and Address of                    Number of Shares           Percentage of
Beneficial Owners (1)                 Beneficially Owned            Ownership
---------------------                 ------------------            ---------

Directors and Officers
Jeffrey D. Hillman (2)                    5,327,358                   36.2%

Mento A. Soponis                          1,120,133                   7.6%

Robert Zahradnik                           756,000                    5.1%

Brian Anderson (3)                          45,333                      *

David J. Gury (4)                           20,500                      *

Paul A. Hassie (5)                          31,666                      *

Eric Chojnicki (5)                          20,000                      *

All Officers and Directors as a
Group (7 Persons)                         7,320,990                   49.8%

Others:
Cornet Capital Corp. (6)
7225 Blenheim Street
Vancouver, BC V6N 1S2 Canada               800,064                    5.4%
----------------------

*     Less than one percent.

(1) Except as indicated in the footnotes set forth below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The numbers of shares shown include shares that are not currently outstanding but which certain shareholders are entitled to acquire or will be entitled to acquire within 60 days, upon the exercise of stock options. Such shares are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by the particular shareholder and by the group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the table, the business address of all persons named in the table is 13700 Progress Boulevard, Alachua, Florida 32615.

(2) Represents shares held directly by Jeffrey D. Hillman 2002 Trust and Jeffrey D. Hillman Grantor Retained Annuity Trust.

(3) Represents 2,000 shares owned and 43,333 stock options currently exercisable or exercisable within 60 days.

(4) Represents 500 shares owned and 20,000 stock options currently exercisable or exercisable within 60 days.

(5) Represents stock options currently exercisable or exercisable within 60 days.

(6) Represents shares held directly by Cornet Capital Corp., a corporation that is wholly owned by Brian McAlister, a former director of the Company.

Escrowed Securities

      We made our initial public offering of common stock in the Canadian provinces of British Columbia and Alberta. In connections with our initial public offering, our common stock was listed on the TSX Venture Exchange. As such, we were subject to the requirements of TSX Venture Exchange. Shortly after we became listed on the American Stock Exchange we voluntarily delisted from the TSX Venture Exchange. As part of our initial public offering, certain of our shareholders were subject to escrow requirements. Under Canadian National Policy 46-201 "Escrow for Initial Public Offerings," shares of common stock which were held by our principals (as defined under the National Escrow Policy) at the time of our initial public offering were required to be held in escrow.

      Under the National Escrow Policy, we entered into an escrow agreement with Computershare Trust Company of Canada as escrow agent, and the principals named below, dated March 28, 2003 (prior to our initial public offering). Under the escrow agreement, our principals initially deposited their common shares aggregating 8,200,764 or 68.8% of our then outstanding shares in escrow with the escrow agent. The number and holders of our common shares that were initially subject to escrow under the escrow agreement were as follows:

                                          Number of Escrow
        Name of Principal                      Shares Held
        -----------------                      -----------

        Jeffrey Hillman                          5,400,108
        Mento A. Soponis                         1,244,592
        Robert Zahradnik                           756,000
        Cornet Capital Corp. (1)                   800,064
                                                   -------

                                                 8,200,764
----------------------

(1) Brian McAlister, one of our directors at the time of our initial public offering, is the sole shareholder and director of Cornet Capital Corp.


      Under the terms of the escrow agreement, the escrow agent released 10%, 15%, 15% and 15% of our Principals' common shares from escrow on June 24, 2003, December 24, 2003, June 24, 2004 and December 24, 2004 respectively. As of March 31, 2005, an aggregate of 3,690,344 shares of our principals' common stock, (25.3% of the currently outstanding shares) remain in escrow. The remaining common shares held in escrow will be released from escrow every 6 months as set forth in the following table.

                                          % of Escrowed Shares
         Release Date                        to be Released
         ------------                        --------------

         June 24, 2005                             15%
         December 24, 2005                         15%
         June 24, 2006                             15%

      At the time of our initial public offering we were an "emerging issuer" as defined in the National Escrow Policy. A faster, 18 month (from the initial public offering date) release schedule applies to "established issuers" under the policy. If we become an "established issuer" while our principals' common shares are in escrow, we will "graduate." If we graduate, there will be a catch-up release and an accelerated release of our principals' common shares that remain in escrow under the 18 month schedule as if we were originally an established issuer. We will "graduate" from being an "emerging" issuer to an "established" issuer if:

      1.    Our shares of common stock are listed on the Toronto Stock Exchange;

      2.    We are classified as a Tier 1 issuer on the TSX Venture Exchange.

      We currently do not have any plans to list our common stock on Tier 1 of the TSX Venture Exchange or the Toronto Stock Exchange.

      Under the escrow agreement, our principals' common shares may not be transferred or otherwise dealt with while they are in escrow unless the transfers or dealings are:

      (i) transfers to our directors and senior officers, with approval of our board of directors;

      (ii) transfers to a person or company that before the transfer holds more than 20% of the voting rights attached to our outstanding securities;

      (iii) transfers to a person or company that after the transfer will hold more than 10% of the voting rights attached to our outstanding securities and has the right to elect or appoint one or more of our directors or senior officers;

      (iv) transfers to an RRSP or similar trusteed plan provided that the only beneficiaries are the transferor or the transferor's spouse or children;

      (v) transfers upon bankruptcy to the trustee in bankruptcy; pledges to a financial institution as collateral for a good faith loan, and upon a realization; or

      (vi) tenders of escrowed securities to a take-over bid, provided that if the person tendering to the bid is a Principal of the company resulting from completion of the take-over bid, the securities the Principal receives in exchange for tendered escrowed securities will be placed in escrow on the basis of the resulting company's escrow classification.

      Shares must remain in escrow after a permitted transfer. The Principals are able to vote all shares held in escrow.

      In addition to the above, in connection with our initial public offering, the TSX Venture Exchange required certain shares held by one of our shareholders to be held in escrow with a similar release schedule. As of March 31, 2005, approximately 269,973 of this shareholder's shares remain subject to escrow and the release schedule described.

                                  OTHER MATTERS

Shareholder Proposals for the Next Annual Meeting

      Proposals of shareholders, including nominations for the Board of Directors, intended to be presented at the Company's annual meeting of shareholders to be held in 2006 should be submitted by certified mail, return receipt requested, and must be received by the Company at its executive offices in Alachua, Florida on or before December 24, 2005 to be eligible for inclusion in the Company's Proxy Statement and Proxy relating to that meeting. Any shareholder proposal must be in writing and must set forth (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and address, as they appear on the Company's books, of the shareholder submitting the proposal, (iii) the class and number of shares that are beneficially owned by such shareholder,
(iv) the dates on which the shareholder acquired the shares, (v) documentary support for any claim of beneficial ownership, (vi) any material interest of the shareholder in the proposal, (vii) a statement in support of the proposal, and
(viii) any other information required by the rules and regulations of the Commission.

Expenses of Solicitation

      The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by Directors, officers or other employees of the Company personally, by telephone or by telegraph. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their instructions.

Miscellaneous

      Management does not know of any matters to be brought before the Annual Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters. Representatives from Ernst & Young LLP are not expected to be present at the Annual Meeting and, therefore, will not be making a statement or be available to respond to questions. The Company has elected not to submit its selection of an independent registered public accountant to the shareholders for ratification for the coming fiscal year because it is not required to do so.

Interim Corporate Mailings

      In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the subject Corporation may elect annually to receive interim corporate mailings, including interim financial statements of the Corporation, if they so request. If you wish to receive such mailings, please complete the form in Exhibit F and mail as instructed on the form.

Availability of Annual Report on Form 10-KSB

      Accompanying this Proxy Statement is a copy of the Company's Annual Report on Form 10-KSB for 2004. Shareholders who would like additional copies of the Annual Report on Form 10-KSB should direct their requests in writing to:

                                 Oragenics, Inc.
                            13700 Progress Boulevard
                             Alachua, Florida 32615
                      Attention: Paul A. Hassie, Secretary.

                                                                BY ORDER OF THE
                                                             BOARD OF DIRECTORS
                                                                 Paul A. Hassie
                                                                      Secretary
Alachua, Florida
March 31, 2005

                                                                       Exhibit A

                     2005 ANNUAL MEETING OF SHAREHOLDERS OF
                                 ORAGENICS, INC.
         TO BE HELD AT 13700 PROGRESS BOULEVARD, ALACHUA, FLORIDA 32615
               ON WEDNESDAY, MAY 25, 2005 AT 10:00 A.M. LOCAL TIME

The undersigned shareholder of Oragenics, Inc.(the "Company"), Alachua, Florida, hereby constitutes and appoints Mento A. Soponis and Paul A. Hassie, or either one of them, each with full power of substitution or in the place of the foregoing, ____________________ as proxyholder for and on behalf of the undersigned shareholder with the power of substitution to attend, act and vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the 2005 Annual Meeting of Shareholders or at any adjournments thereof (the "Annual Meeting"), upon the proposals described in the Notice to the Holders of Common Stock of the Annual Meeting of Shareholders and Proxy Statement, both dated April 21, 2005, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote on any shareholder proposals not submitted to the Company for a vote of the shareholders at the Annual Meeting within a reasonable time prior to the mailing of the proxy materials, as well as on the election of any person as a Director if a Director nominee named in Proposal I is unable to serve or for good cause will not serve, and on matters incident to the conduct of the Annual Meeting. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting. The Board of Directors recommends a vote FOR the proposals.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ORAGENCIS, INC. AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.

     VOTE THIS PROXY CARD TODAY BY RETURNING IT IN THE ENCLOSED ENVELOPE OR
            TELEFAXING FROM WITHIN NORTH AMERICA TO (866) 249-7775 OR
                  FROM OUTSIDE NORTH AMERICA TO (416) 263-9524.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposal.

Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

                  Shares Held:
                               -------------------------------------------------

Signature of Shareholder
                         -------------------------------------------------------

Signature of Shareholder (If held Jointly)
                                           -------------------------------------


Dated: ___________________________________________
THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.


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

PROXY

Proposal I: Election of Directors. On the proposal to elect the following Directors to serve until the indicated Annual Meeting of Shareholders of the Company and until their successors are elected and qualified:

Brian Anderson             For |_|   Withhold Authority |_|
David J. Gury              For |_|   Withhold Authority |_|
Jeffrey D. Hillman         For |_|   Withhold Authority |_|
Mento A. Soponis           For |_|   Withhold Authority |_|
Robert T. Zahradnik        For |_|   Withhold Authority |_|


INSTRUCTIONS FOR COMPLETION OF PROXY

1. THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

This form of proxy ("Instrument of Proxy") MUST BE SIGNED by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and IF EXECUTED BY AN ATTORNEY, OFFICER, OR OTHER DULY APPOINTED REPRESENTATIVE, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2. IF THIS INSTRUMENT OF PROXY IS NOT DATED in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare Trust Company of Canada..

3. A REGISTERED SHAREHOLDER WHO WISHES TO ATTEND THE MEETING AND VOTE ON THE RESOLUTIONS IN PERSON, may simply register with the scrutineers before the Meeting begins.

A REGISTERED SHAREHOLDER WHO IS NOT ABLE TO ATTEND THE MEETING IN PERSON BUT WISHES TO VOTE ON THE RESOLUTION, may do the following:

      (A) APPOINT ONE OF THE MANAGEMENT PROXYHOLDERS named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favor of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

      OR

      (B) APPOINT ANOTHER PROXYHOLDER, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE REGISTERED SHAREHOLDER ON ANY POLL of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.


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

If a Registered Shareholder has submitted an Instrument of Proxy, THE REGISTERED SHAREHOLDER MAY STILL ATTEND THE MEETING AND MAY VOTE IN PERSON. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of COMPUTERSHARE TRUST COMPANY OF CANADA by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

                      COMPUTERSHARE TRUST COMPANY OF CANADA
                   PROXY DEPT. 100 UNIVERSITY AVENUE 9TH FLOOR
                             TORONTO ONTARIO M5J 2Y1
FAX: WITHIN NORTH AMERICAN: 1-866-249-7775 OUTSIDE NORTH AMERICA: (416) 263-9524

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